Exhibit 10.1

[LOGO OMITTED]      Western Goldfields, Inc.
                    ------------------------------------------------------------
                    961 Matley Lane, Suite 120 - Reno, Nevada 89502
                    (775) 337-9433 - Fax (775) 337-9441
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October  14,  2004

Mary  Belardo
Selnek-is  Tem-Al  Corporation
Torres  Martinez  Desert  Cahuilla  Indians
P.O.  Box  160,  66725  Martinez  Road
Thermal,  California  92274

     RE: STATEMENT OF INTENT AND CONFIDENTIALITY AGREEMENT DATED JANUARY 23, 2004 BY AND BETWEEN WESTERN GOLDFIELDS, INC. AND TORRES MARTINEZ DESERT CAHUILLA INDIAN TRIBE.


Dear  Mary:

     Pursuant to the terms of the above captioned Statement of Intent and Confidentiality Agreement, Western Goldfields, Inc. would like to request a 90 day extension commencing on October 20, 2004 while the Torres Martinez Desert Cahuilla Indian Tribe and Bureau of Indian Affairs continues to review the proposed formal Exploration /Mining Agreement.

If you are in agreement with the proposed extension, please sign below and return a copy of this letter to me. Please feel free to give me a call at any time is you have questions.

Sincerely,


Toby Mancuso
President

Accepted and agreed to this 18th day of October 2004 by the Torres Martinez Desert Cahuilla Indian Tribe.

By:     /s/ Mary E. Belardo

Name:   Mary e. Belardo

Title:  Corporation Secretary

Cc


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